SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under to § 240.14a-12

Aziyo Biologics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Aziyo Biologics, Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
April 27, 2023
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Aziyo Biologics, Inc., which will be held on Thursday, June 8, 2023, beginning at 1:00 p.m., Eastern Time, at the offices of Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 13, 2023 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote your shares in person during the Annual Meeting, even if you have previously submitted your proxy.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.
/s/ Kevin Rakin

Kevin Rakin
Chairperson of the Board

Aziyo Biologics, Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2023
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aziyo Biologics, Inc., a Delaware corporation, will be held on Thursday, June 8, 2023, at 1:00 p.m., Eastern Time, at the offices of Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect David Colpman and Kevin Rakin as Class III directors to hold office until the Company’s annual meeting of stockholders to be held in 2026 and until their respective successors have been duly elected and qualified;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023;

3.
to approve the Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Plan; and

4.
to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our Class A common stock as of the close of business on April 13, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Jeffrey Hamet by email at jhamet@aziyo.com or phone at 240-247-1143 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on June 7, 2023, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 12:00 p.m., Eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://aziyo.com and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Annual Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Jeffrey Hamet

Jeffrey Hamet
Senior Vice President, Finance, Treasurer and Secretary
Silver Spring, Maryland
April 27, 2023
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 27, 2023.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

i

ii

iii

Aziyo Biologics, Inc.
12510 Prosperity Drive, Suite 370
Silver Spring, Maryland 20904
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2023
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2022 (the “2022 Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Aziyo Biologics, Inc. (the “Company,” “Aziyo,” “we,” “us,” or “our”), in connection with our 2023 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 27, 2023.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Thursday, June 8, 2023 at 1:00 p.m., Eastern Time, at the offices of Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland.
What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•
Proposal No. 1:   Election of the director nominees listed in this Proxy Statement.

•
Proposal No. 2:   Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

•
Proposal No. 3:   Approval of the Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Plan.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?
The rules of the Securities and Exchange Commission (“SEC”) permit us to furnish proxy materials, including this Proxy Statement and the 2022 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Can I vote my shares by filling out and returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you will then receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.
Who is entitled to vote at the Annual Meeting?
Holders of record of shares of our Class A common stock as of the close of business on April 13, 2023 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 11,876,792 shares of our Class A common stock issued and outstanding and entitled to vote. Each share of our Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. Holders of our Class B common stock have no voting rights and are not considered present or entitled to vote or otherwise accounted for in connection with the Annual Meeting, including for quorum purposes. See “How many shares must be present to hold the Annual Meeting?”
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposals No. 1 and No. 3 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting is authorized under our bylaws to adjourn the Annual Meeting until a quorum is present or represented.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting in person. If you are a stockholder of record, there are three ways to vote by proxy:
•
by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card. You will need the 16-digit number included on your Internet Notice or proxy card in order to vote by telephone;

•
by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card. You will need the 16-digit number included on your Internet Notice or proxy card in order to vote by Internet; or

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 7, 2023.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
We will be holding the Annual Meeting in person at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland. For directions to attend the meeting in person, please contact Investor Relations at 240-247-1147 or ir@aziyo.com.. You may attend and vote at the Annual Meeting only if you were a holder of Class A common stock as of the Record Date or if you hold a valid proxy for the Annual Meeting. If your shares are held in “street name,” you will need to contact your bank or broker to obtain a “legal proxy” to bring to the Annual Meeting. If you would like to attend the Annual Meeting, you must contact Jeffrey Hamet by email at jhamet@aziyo.com or phone at 240-247-1143 no later than 5:00 p.m., Eastern time, on June 7, 2023 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).
How does the Board recommend that I vote?
The Board recommends that you vote:
•
FOR the nominees to the Board set forth in this Proxy Statement.

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

•
FOR the approval of the Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Plan.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
Proposal No. 3: Approval of the Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Award Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

(1)
Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)
A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. We do not expect any broker non-votes on this proposal.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than June 7, 2023;

•
voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 7, 2023;

•
submitting a properly signed proxy card with a later date that is received no later than June 7, 2023; or

•
attending the Annual Meeting, revoking your proxy and voting in person.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote in person at the Annual Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be made available at the Annual Meeting. Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
•
irrelevant to the business of the Company or to the business of the Annual Meeting;

•
related to the status or conduct of our clinical trials beyond that which is contained in our prior public disclosures;

•
related to material non-public information of the Company;

•
related to personal grievances;

•
derogatory references to individuals or that are otherwise in bad taste;

•
substantially repetitious of statements already made by another stockholder;

•
in furtherance of the stockholder’s personal or business interests; or

•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” which will be made available at the Annual Meeting.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Size and Structure
Our restated certificate of incorporation as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at six, and we currently have six directors serving on the Board.
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class should consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, and the directors initially assigned to each class serve for a term set to end as set forth below. The term of each director continues until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.
Current Directors and Terms
Our current directors and their respective classes and terms are set forth below.
Class III Directors − Current Term Ending at 2023 Annual Meeting	Class I Directors − Current Term Ending at 2024 Annual Meeting	Class II Directors − Current Term Ending at 2025 Annual Meeting
David Colpman Kevin Rakin	Maybelle Jordan W. Matthew Zuga	Brigid A. Makes C. Randal Mills, Ph.D.
Nominees for Director
Mr. Colpman and Mr. Rakin have been nominated by the Board to stand for election. As the directors assigned to Class III, Mr. Colpman’s and Mr. Rakin’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Colpman and Mr. Rakin will each serve for a term expiring at the annual meeting to be held in 2026 (the “2026 Annual Meeting”) and the election and qualification of his or her successor or until his or her earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 27, 2023 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our directors and nominees display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
Nominees for Election to Three-Year Terms Expiring No Later than the 2026 Annual Meeting
Class III Directors	Age	Director Since	Current Position at Aziyo
David Colpman	61	2022	Director
Kevin Rakin	62	2015	Executive Chairman
David Colpman has served as a member of our Board of Directors since October 2022. Mr. Colpman was the managing partner of Colpman Consulting Ltd., a business development consultancy, from July 2014 to March 2020. Prior to this, Mr. Colpman was a senior vice president at Shire Plc from 1999 to 2014. Prior to Shire Plc, Mr. Colpman had senior roles in business development at Novo Nordisk A/S, Glaxo Wellcome Plc and Boots Pharmaceuticals Ltd. Mr. Colpman served on the board of Orexo AB, a publicly traded pharmaceutical company, from May 2015 to May 2022. Mr. Colpman has also served as an advisor to Cantargia AB, a pharmaceutical company, since May 2022 and Norgine Ltd, another pharmaceutical company, since January 2023. In addition, he is currently an advisor to HighCape Capital, an affiliate of HighCape Partners, which is an investment fund and affiliate of Aziyo. Mr. Colpman received a B.Sc. from Portsmouth University in the field of pharmacy. We believe Mr. Colpman’s extensive management and leadership experience in pharmaceutical and healthcare companies make him well qualified to serve as a member of our Board of Directors.
Kevin Rakin has served as our Chairman and a member of our Board of Directors since November 2015 and as Executive Chairman since June 2022. Mr. Rakin is the Co-founder of HighCape Partners, an investment fund and affiliate of Aziyo, and has been a general partner in HighCape Partners since 2013. Additionally, Mr. Rakin served as Chief Executive Officer and a board member of HighCape Capital Acquisition Corp. (“HighCape Acquisition”), a publicly traded affiliate of HighCape Partners, from June 2020 to June 2021, at which time HighCape Acquisition merged with Quantum-Si, where Mr. Rakin has served as a member of the board of directors since 2021. Mr. Rakin has also been a member of the board of directors of Nyxoah S.A., a publicly traded medical device company, since 2016, where he serves on its audit committee. From 2012 to 2019, Mr. Rakin also served on the board of directors of Histogenics Corp., a publicly traded biopharmaceutical company, where Mr. Rakin served on its audit and compensation committees. Mr. Rakin holds an M.B.A. from Columbia University and B.Com and B.Com (Hons) degrees from the University of Cape Town, South Africa. We believe Mr. Rakin’s extensive knowledge and experience in finance and leadership in healthcare and life sciences companies, including in the public company context, make him well qualified to serve as a member of our Board of Directors.
Class I Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders
Class I Directors	Age	Director Since	Current Position at Aziyo
Maybelle Jordan	57	2020	Director
W. Matthew Zuga	57	2015	Director
Maybelle Jordan has served as a member of our Board of Directors since September 2020. Ms. Jordan has served as Chief Strategy Officer for Deerfield Device Design and Development Catalyst, a medical technology incubator, since January 2021. Ms. Jordan previously served as Vice President of Business Development of Biomerix Corporation, a biomaterials company focused on scaffold technology in the medical technology industry, from 2011 until 2021, and served as Chief Operating Officer for Biomerix from 2003 to 2011. Ms. Jordan also co-founded and served as President and Chief Executive Officer of MTrap Inc., a clinical-stage biomaterials company developing a cancer therapeutic device for treatment of advanced ovarian cancer, from 2015 to 2019. Ms. Jordan holds an M.B.A. from Harvard University and a B.S. in

Biology from Yale University. We believe Ms. Jordan’s extensive management and leadership experience with companies in the medical technology and life sciences industries make her well qualified to serve as a member of our Board of Directors. In addition to these qualifications and relevant experience, the Board also considered Ms. Jordan’s gender diversity in connection with her appointment and the Board’s objectives of assembling the best qualified group to perform the oversight function of the Board.
W. Matthew Zuga has served as a member of our Board of Directors since November 2015. Mr. Zuga has served as Chief Financial Officer and Chief Business Officer of Acumen Pharmaceuticals, Inc., a publicly traded biotechnology company, since May 2021. Since October 2013, Mr. Zuga has been a Co-founder and general partner of HighCape Partners, an investment fund and affiliate of Aziyo. Additionally, Mr. Zuga served as Chief Financial Officer and Chief Operating Officer and board member of HighCape Acquisition, from June 2020 to June 2021. From August 2012 to September 2013, Mr. Zuga was a managing director of SyngentaVentures Pte Ltd, an investment vehicle of Syngenta Corp. He was also the founder and managing member of Red Abbey, an investment company, from January 2004 to August 2012. Prior to Red Abbey, Mr. Zuga was a managing director and the head of life sciences investment banking at Legg Mason from 1999 to 2003. During the last five years, Mr. Zuga also served on the board of directors of TELA Bio, Inc., a publicly traded life sciences company, where Mr. Zuga served on its compensation committee. Mr. Zuga holds an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a B.S. in Business Administration/Finance from Ohio State University. We believe Mr. Zuga’s extensive experience in the life sciences industry, his network of contacts in the industry and his background in investing and investment banking make him well qualified to serve as a member of our Board of Directors.
Class II Directors Whose Terms Expire at the 2025 Annual Meeting of Stockholders
Class II Directors	Age	Director Since	Current Position at Aziyo
Brigid A. Makes	67	2020	Director
C. Randal Mills, Ph.D.	51	2015	President, Chief Executive Officer, Director
Brigid A. Makes has served as a member of our Board of Directors since September 2020. Ms. Makes currently serves as Chief Financial Officer of Vivani Medical, Inc., a Nasdaq-listed biopharmaceutical company, which merged with Nano Precision Medical, Inc., a privately-held biopharmaceutical company, where Ms. Makes served as Chief Financial Officer from February 2022 until the August 2022 merger. Ms. Makes has also served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on finance, accounting and funding responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. From 2006 to 2011, Ms. Makes served as Senior Vice President and Chief Financial Officer of AGA Medical Corp (“AGA”), a medical device company developing interventional devices for the minimally invasive treatment of structural heart defects and peripheral vascular disorders. Prior to joining AGA, Ms. Makes held various positions at Nektar Therapeutics Inc. from 1999 to 2006, including serving as Chief Financial Officer from 1999 to 2003. Since December 2019, Ms. Makes has been a member of the board of directors and chair of the audit committee of Mind Medicine (MindMed) Inc., a publicly traded neuro-pharmaceutical company, but has decided not to stand for re-election at its 2023 annual general meeting of shareholders. Since June 2021, Ms. Makes has also been a member of the board of directors of Quantum-Si (Quantum-Si) Inc., a publicly traded life sciences company, where Ms. Makes serves on its audit committee. Ms. Makes holds an M.B.A. from Bentley University and a Bachelor of Commerce degree in Finance & International Business from McGill University. We believe Ms. Makes’ extensive management and leadership experience with biotechnology companies and knowledge and experience in finance make her well qualified to serve as a member of our Board of Directors. In addition to these skills and qualifications, the Board also considered Ms. Makes’ gender diversity in connection with her appointment and the Board’s objectives of assembling the best qualified group to perform the oversight function of the Board.
C. Randal Mills, Ph.D. has served as our President and Chief Executive Officer since August 2022, after serving as our Interim President and Chief Executive Officer from June 2022 to August 2022, and has served as a member of our Board of Directors since November 2015. Prior to joining Aziyo, Dr. Mills has served as Chief Executive Officer and as a member of the board of trustees of Sanford Burnham Prebys Medical Discovery Institute, a non-profit medical research institute from July 2020 to April 2022. Dr. Mills served as Chief Executive Officer of the National Marrow Donor Program, a nonprofit international organization that provides bone marrow for transplantation, from July 2017 to February 2020. From May 2014 to July 2017, Dr. Mills served as Chief Executive Officer of the California Institute for Regenerative Medicine, which was created to fund stem cell research in California. Dr. Mills also served as Chief Executive Officer of Osiris Therapeutics, Inc., a publicly traded regenerative medicine company, from June 2004 to December 2013. Prior to and during the last five years, Dr. Mills has served on the board of directors of various non-profit organizations, including Be The Match Foundation from July 2017 to February 2020, Tissue Banks International (“TBI”) (now KeraLink International (“KeraLink”)), from August 2007 to December 2019, and the Alliance for Regenerative Medicine, an international community of organizations focused on regenerative medicine, from January 2014 to January 2016. Dr. Mills holds a Ph.D. in Pharmaceutical Science and a B.S. in Microbiology from the University of Florida. We believe Dr. Mills’ extensive management and leadership experience in medical and healthcare organizations, including in the regenerative medicine context, make him well qualified to serve as a member of our Board of Directors.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the election of each of David Colpman and Kevin Rakin as a Class III director to hold office until the 2026 Annual Meeting and until his successor has been duly elected and qualified.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2015. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023.
Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to Aziyo for their professional services in each of the last two fiscal years.
	Year Ended December 31,
	2022	2021
Audit Fees	$827,000	$635,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$827,000	$635,000
Audit Fees consisted of fees related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; offering memoranda, and financial reporting consultation; and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.
Pre-Approval Policies and Procedures
The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.
The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the audit committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the audit committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the audit committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Audit Committee Report
The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the audit committee reviewed and discussed with management and PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2022. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Brigid A. Makes (Chair)
David Colpman
Maybelle Jordan

PROPOSAL NO. 3 APPROVAL OF THE AZIYO BIOLOGICS, INC. AMENDED AND
RESTATED 2020 INCENTIVE AWARD PLAN
Overview
In this Proposal No. 3, we are requesting stockholders to approve the adoption of the Aziyo Biologics, Inc., Amended and Restated 2020 Incentive Award Plan, made effective April 27, 2023 (the “A&R Plan”), which constitutes an amendment and restatement of the Company’s existing 2020 Incentive Award Plan (the “Existing Plan”).
On April 27, 2023 (the “Amendment Date”), the Board approved and adopted the A&R Plan, subject to approval of the A&R Plan by the stockholders at the Annual Meeting. The A&R Plan, as amended and restated if this Proposal No. 3 is approved, is described in more detail below, and a copy of the A&R Plan is attached to this proxy statement as Annex A. If this Proposal No. 3 is not approved by our stockholders, the amendment and restatement of the Existing Plan will not become effective, and the Existing Plan will remain in effect in accordance with its present terms.
If approved by our stockholders, the A&R Plan would:
1)
amend and restate the Existing Plan;

2)
increase the number of shares of our Class A common stock reserved for issuance under the Existing Plan by 2,000,000 shares and make a corresponding increase in the number of such shares that may be issued upon exercise of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”);

3)
extend the annual increase of shares of our Class A common stock authorized under the Existing Plan through January 1, 2033 (the tenth January 1 after the Amendment Date);

4)
extend the termination date of the Existing Plan to the tenth anniversary of the Amendment Date; and

5)
updated the Existing Plan to include customary data privacy provisions and acknowledgments regarding disclosures of trade secrets.

The purpose of the A&R Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. We believe that the A&R Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. The Board and Company management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Company meet its goals.
Reasonable Equity Dilution and Key Historical Equity Metrics
In determining the number of shares of Class A common stock to request for approval to reserve for issuance under the A&R Plan, we evaluated a number of factors, including our recent and anticipated share usage under the A&R Plan, market practices for burn rate and overhang, and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the A&R Plan. Specifically, we considered the following:
•
For fiscal year 2022, equity awards representing a total of approximately 1.6 million shares of Class A common stock were granted under the Existing Plan, for an annual equity burn rate of 12%.

•
Equity burn rate is calculated by dividing (i) the number of shares subject to equity awards granted during the fiscal year by (ii) the (basic) weighted-average number of common shares during the fiscal year 2022.

•
As of April 13, 2023, approximately 1.6 million shares remained available for issuance under the Existing Plan, which is our only equity incentive plan with shares available for issuance. In fiscal year 2022, the end of year overhang rate was approximately 16%. Overhang is calculated by dividing (i) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards at the end of the fiscal year by (ii) the number of shares outstanding at the end of the fiscal year.

In light of the factors described above and the currently outstanding awards and shares available for issuance under the Existing Plan, and the fact that the ability to continue to grant equity compensation is vital in our view to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the requested size of the share reserve increase under the A&R Plan is reasonable and appropriate at this time.
The A&R Plan Contains Equity Compensation Best Practices
The A&R Plan provides the Company with the flexibility to effectively use the shares under the A&R Plan to provide incentives to our employees and other service providers. The A&R Plan contains provisions we believe are consistent with best practices in equity compensation and which we believe further protect the interests of our stockholders. These include:
•
Broad-based eligibility for equity awards.   We grant equity awards to a large portion of our full-time employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

•
No liberal change of control definition.   The change of control definition does not create a “liberal” change in control.

•
No Discounted Options or Stock Appreciation Rights.   Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
No Transferability.   Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.

•
No Automatic Grants.   The A&R Plan does not provide for automatic grants to any individual.

•
No Tax Gross-Ups.   The A&R Plan does not provide for any tax gross-ups.

In consideration of these factors, and the judgement of the Board and the Compensation Committee that awards under the A&R Plan are valuable incentives and serve the ultimate benefit of stockholders by aligning more closely the interests of participants in the A&R Plan with those of our stockholders, the Board and the Compensation Committee believe that it is necessary to increase the number of shares authorized under the Existing Plan to enable the Company to continue appropriately incentivizing new and existing employees.
Material Amendments included in the A&R Plan
Increase in Number of Shares
The A&R Plan will increase the number of shares of Class A common stock currently reserved for issuance under the Existing Plan by 2,000,000 shares. The following table sets forth the number of shares available for issuance pursuant to outstanding awards and future awards under the Existing Plan as of April 13, 2023:
Shares of Class A common stock outstanding	3,465,880(1)
Shares subject to outstanding stock options – total	1,569,869
Shares subject to outstanding performance stock options	182,511
Shares subject to outstanding restricted stock units – total	146,622
Shares subject to outstanding performance restricted stock units outstanding	94,960
Weighted average exercise price of stock options outstanding	$9.28
Weighted average remaining duration (years) of stock options outstanding	8.2
Weighted average remaining vesting term (years) for restricted stock units	1.4

(1)
Includes (i) 1,636,000 shares authorized on the effective date of the Existing Plan, (ii) an increase of 409,045 shares on January 1, 2021, (iii) an increase of 542,342 shares on January 1, 2022, (iv) an increase of 645,474 shares on January 1, 2023 and (v) 233,019 with respect to shares under the Prior Plan.

As of April 13, 2023, the market value of a share of our Class A common stock was $1.43.
Unless the A&R Plan is authorized and approved by our stockholders, we believe the number of shares available for issuance under the Existing Plan will be insufficient to effectively achieve the Existing Plan’s purpose as a powerful incentive and retention tool for employees, directors and consultants that benefits all of our stockholders. We expect the A&R Plan will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. Without sufficient equity awards to effectively attract, motivate and retain employees, we could be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would reduce the cash available for other important purposes such as enhancing our operating infrastructure, supporting our business growth and responding to business challenges and opportunities.
Extension of Annual Increase of Authorized Shares of Class A Common Stock
The annual increase of shares of Class A common stock authorized under the A&R Plan (equal to 4% of the outstanding shares of all classes of our common stock at the end of the prior calendar year or such less amount as determined by our Board of Directors) will extend through 2033.
Extension of Termination Date
Unless terminated earlier pursuant to the terms of the A&R Plan, the A&R Plan will extend the termination date of the Existing Plan to the tenth anniversary of the Amendment Date. Upon termination, the A&R Plan will continue to govern outstanding awards.
Update to Data Privacy and Protected Disclosure Provisions.
The A&R Plan has been updated to include customary provisions regarding award holder data privacy as well as acknowledgments regarding the Defend Trade Secrets Act and other protected disclosures.
Summary of the A&R Plan
This section summarizes certain principal features of the A&R Plan. The summary is qualified in its entirety by reference to the complete text of the A&R Plan, which is attached to this proxy statement as Annex A.
Eligibility and Administration
Our employees, consultants and directors will be eligible to receive awards under the A&R Plan. As of April 13, 2023, we had 143 employees, two consultants and five non-employee directors who would be eligible to participate in the A&R Plan.
Our employees, consultants and directors, are eligible to receive awards under the A&R Plan. The A&R Plan is administered by our Board of Directors with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the A&R Plan, subject to its express terms and conditions, and establish the terms for any exchange program, including repricings which may be implemented without stockholder approval. The plan administrator will also set the terms and conditions of all awards under the A&R Plan, including any vesting and vesting acceleration conditions.

Limitation on Awards and Shares Available
The maximum number of shares of our Class A common stock available for issuance under the A&R Plan is equal to the sum of (i) 5,465,880 shares of our Class A common stock, (ii) any shares which are forfeited or lapsed on exercise under the Azyio Biologics, Inc. 2015 Stock Option/Stock Issuance Plan, or Prior Plan, following the Amendment Date, (iii) an annual increase on the first day of each year beginning in 2024 and ending in and including 2033, equal to the lesser of (A) 4% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our Board of Directors; provided, however, no more than 5,465,880 shares may be issued upon the exercise of incentive stock options, or ISOs. The share reserve formula under the A&R Plan is intended to provide us with the continuing ability to grant equity awards to eligible employees, directors and consultants for the ten-year term of the A&R Plan.
Awards granted under the A&R Plan, or as of the A&R Plan’s effective date, any shares subject to an award under the Prior Plan, upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock will not reduce the shares authorized for grant under the A&R Plan. The maximum grant date fair value of awards granted to any non-employee director pursuant to the A&R Plan during any calendar year is $750,000, increased to $1,000,000 in the fiscal year of the non-employee director’s initial service.
Awards
The A&R Plan provides for the grant of stock options, including ISOs, and nonqualified stock options, or NSOs, restricted stock, dividend equivalents, stock payments, restricted stock units, or RSUs, other incentive awards, SARs, and cash awards. Certain awards under the A&R Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the A&R Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our Class A common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.
•
Stock Options.   Stock options provide for the purchase of shares of our Class A common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

•
SARs.   SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years.

•
Restricted Stock and RSUs.   Restricted stock is an award of nontransferable shares of our Class A common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our Class A common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral.

•
Stock Payments, Other Incentive Awards and Cash Awards.   Stock payments are awards of fully vested shares of our Class A common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our Class A common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.
•
Dividend Equivalents.   Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Class A common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator.

Vesting
Vesting conditions determined by the plan administrator may apply to each award and may include continued service, performance and/or other conditions.
Certain Transactions
The plan administrator has broad discretion to take action under the A&R Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Class A common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the A&R Plan and outstanding awards. In the event of a “change in control” of the company (as defined in the A&R Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then the plan administrator may provide that all such awards will terminate in exchange for cash or other consideration, or become fully vested and exercisable in connection with the transaction. Upon or in anticipation of a change in control, the plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the plan administrator in its sole discretion. Individual award agreements may provide for additional accelerated vesting and payment provisions.
Foreign Participants
The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States.
Claw-Back Provisions, Transferability, and Participant Payments
All awards will be subject to the provisions of any claw-back policy implemented by us to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the A&R Plan are generally non-transferable, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the A&R Plan, the plan administrator may, in its discretion, accept cash or check, provide for net withholding of shares, allow shares of our Class A common stock that meet specified conditions to be repurchased, allow a “market sell order” or such other consideration as it deems suitable.
Plan Amendment and Termination
Our board of directors may amend or terminate the A&R Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the A&R Plan. No award may be granted pursuant to the A&R Plan after the tenth anniversary of the earlier of (i) the date on which our board of directors adopts the A&R Plan and (ii) the date on which our stockholders approve the A&R Plan.

Material U.S. Federal Income Tax Consequences
The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participant’s particular circumstances.
ISO.   No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an ISO. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less, the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the option price for the shares is generally an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.
NSOs.   No income is expected to be recognized by a participant for federal income tax purposes upon the grant of an NSO. Upon exercise of an NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of an NSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.
SARs.   There is expected to be no federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Restricted Stock.   If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.
RSUs.   There will be no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Limitations on the Employer’s Compensation Deduction.   In general, under Section 162(m) of the Code, income tax deductions of publicly traded corporations may be limited to the extent total compensation for certain current or former executive officers exceeds $1 million in any one taxable year.
Excess Parachute Payments.   Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the A&R Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.
Application of Section 409A of the Code.   Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive programs, including some stock options, SARs and RSU programs. Generally speaking, Section 409A does not apply to ISOs, non-discounted NSOs and appreciation rights if no deferral is provided beyond exercise, or restricted stock.
The awards made pursuant to the A&R Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the A&R Plan are not exempt from coverage. However, if the A&R Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.
State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the A&R Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.
The A&R Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.
New Plan Benefits
Except as set forth in the table below, which represent awards that will be made automatically under our non-employee director compensation program which, as of the date of this proxy statement, are equal to $81,000 annually for each of our non-employee directors, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the A&R Plan will be determined in the discretion of the Board in the future, and the Board has not made any determination to make future grants to any such persons under the A&R Plan, as so amended, as of the date of this proxy statement. Therefore, except as noted below, it is not possible to determine the benefits that will be received in the future by participants in the A&R Plan, as so amended, or the benefits that would have been received by such participants if the A&R Plan, as so amended, had been in effect in the year ended December 31, 2022.
	Dollar Value ($)	Number of Shares of Class A Common Stock (#)
Named Executive Officers:
C. Randal Mills, Ph.D., President & Chief Executive Officer	—	—
Ronald Lloyd, Prior President & Chief Executive Officer	—	—
Thomas Englese, Prior Chief Commercial Officer	—	—
Matthew Ferguson, Chief Financial Officer	—	—
All Current Executive Officers as a Group	—
All Non-Executive Officer Current Directors as a Group	405,000(1)	—(2)
All Employees, including all Current Officers who are not Executive Officers, as a Group	—	—

(1)
Pursuant to our non-employee director compensation policy, each non-employee director serving on our Board on the date of this Annual Meeting will be awarded an equity award covering a number of shares having a value equal to $81,000. The amount represents awards to five non-employee directors.

(2)
The aggregate number of shares subject to equity awards to be granted to non-employee directors is not included in the table above as such number will depend on the value of our Class A common stock on the grant date.

Additional Prior Award Information
The following table sets forth, with respect to the individuals and groups identified therein, information regarding stock options, restricted stock units and performance restricted stock units that have been granted to such individuals and groups under the Existing Plan through April 13, 2023:

	Number of Stock Options – Total(1)	Number of Performance Stock Options(1)	Number of Restricted Stock Unit Awards – Total(1)	Number of Performance Restricted Stock Units(1)
Named Executive Officers:
C. Randal Mills, Ph.D., President & Chief Executive Officer	506,757	182,511	—	—
Ronald Lloyd, Prior President & Chief Executive Officer(2)	—	—	—	—
Thomas Englese, Prior Chief Commercial Officer	109,485	—	26,340	8,700
Matthew Ferguson, Chief Financial Officer	143,700	—	13,850	8.700
All Current Executive Officers as a Group	740,457	182,511	13,850	8.700
Current Director Nominees:
David Colpman (Director)	28,513	—	—	—
Kevin Rakin (Director)	85,550	—	—	—
All Non-Executive Officer Current Directors as a Group	251,193	—	—	—
Each Associate of any of such Directors, Executive Officers or Nominees	—		—	—
Each other person who received or is to receive 5% of options, warrants or rights	—		—	—
All Non-Executive Officer Employees as a Group	931,437	—	366,738	77,560

(1)
Share numbers shown do not take into account shares subject to awards that that have been cancelled, forfeited or expired unexercised. The closing price per share of our Class A common stock on April 13, 2023 was $1.43.

(2)
All of the stock options and restricted stock units formerly held by Mr. Lloyd were cancelled prior to April 13, 2023 after his departure from the Company on September 30, 2022.

Interest of Certain Persons in the A&R Plan
Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the A&R Plan because they may in the future receive awards under the A&R Plan. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors and officers by adopting the A&R Plan.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of the A&R Plan.

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 27, 2023. There are no family relationships among any of our executive officers or directors.
Executive Officer	Age	Position	In Current Position Since
C. Randal Mills, Ph.D.	51	President, Chief Executive Officer and Director	2022
Matthew Ferguson	55	Chief Financial Officer	2020
Michelle LeRoux Williams, Ph.D.	49	Chief Scientific Officer	2022
See page 8 of this Proxy Statement for the biography of C. Randal Mills, Ph.D.
Matthew Ferguson has served as our Chief Financial Officer since September 2020. Prior to joining Aziyo, Mr. Ferguson served as Chief Financial Officer for Bossa Nova Robotics, a privately held robotics company serving major retailers, from September 2018 to July 2020. From January 2011 to August 2018, Mr. Ferguson held various management positions, including Chief Financial Officer, Chief Business Officer and Co-President, at Avinger, Inc., a publicly traded cardiovascular medical device company. From 2009 to 2010, Mr. Ferguson served as Chief Financial Officer at Tethys Bioscience, a provider of molecular diagnostic tests for cardiometabolic conditions. From 2008 to 2009, Mr. Ferguson served as the Chief Financial Officer at Proteolix, a biotechnology company developing treatments for cancer and autoimmune diseases. Mr. Ferguson also served as the Chief Financial Officer and Vice President of Finance and Business Development at FoxHollow Technologies, a publicly traded medical device company, from 2002 through its merger with ev3 in 2007. Mr. Ferguson holds an M.B.A. from the University of California at Berkeley, an M.S. in Mechanical Engineering from the University of Pennsylvania and a B.S. in Civil Engineering from Stanford University.
Michelle LeRoux Williams, Ph.D. has served as our Chief Scientific Officer since August 2022. Prior to joining Aziyo, Dr. Williams served as an independent consultant for biologic and drug development since April 2020, and from October 2018 to March 2020, headed clinical innovation at the National Marrow Donor Program, a nonprofit international organization that provides hematopoietic stem cell transplants. Dr. Williams served as Aziyo’s Executive Vice President, Chief Scientific Officer from 2017 to October 2018 and prior to that as Chief Operating Officer of Aziyo and of Tissue Banks International, a nonprofit tissue bank, from which we were spun-off in November 2015. From 2001 to 2014, Dr. Williams was at Osiris Therapeutics, a publicly traded stem cell biotechnology company subsequently acquired by Smith and Nephew for $660 million, and served as their Chief Scientific Officer since 2009. Dr. Williams holds a Ph.D. in Biomedical Engineering from Duke University and a B.S in Mechanical Engineering from Rice University. She is a member of the Grants Working Group of the California Institute of Regenerative Medicine (CIRM) and a fellow in the American Institute for Medical and Biological Engineering.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors” page of our website located at www.aziyo.com, or by writing to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. Among the topics addressed in our Corporate Governance Guidelines are:

•
Board size, independence and qualifications

•
Executive sessions of independent directors

•
Board leadership structure

•
Selection of new directors

•
Director orientation and continuing education

•
Limits on board service

•
Change of principal occupation

•
Term limits

•
Director responsibilities

•
Director compensation

•
Stock ownership

•
Board access to senior management

•
Board access to independent advisors

•
Board self-evaluations

•
Board meetings

•
Meeting attendance by directors and non-directors

•
Meeting materials

•
Board committees, responsibilities and independence

•
Succession planning

•
Risk management

Board Leadership Structure
Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provides that the independent directors may elect among themselves a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all Board meetings at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors on the one hand and the Chief Executive Officer and Chairperson of the Board on the other. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will serve as Lead Director.
The positions of our Chair of the Board and our Chief Executive Officer and President are currently served by two separate persons. Mr. Rakin serves as Executive Chairman of the Board, and Dr. Mills serves as our Chief Executive Officer and President.
The Board believes that our current leadership structure of Chief Executive Officer and President, and Executive Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Executive Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, while the Board believes separating these roles is the most appropriate structure for the Company at this time, the Board continues to review its leadership structure, including as it transitions out of its controlled company status as described below and following the appointment of

Dr. Mills, formerly an independent director on our Board, as our Chief Executive Officer and President, and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Transition From “Controlled Company” Status
Prior to the completion of our registered public offering of Class A common stock on December 1, 2022, affiliates of HighCape Partners controlled a majority of our outstanding Class A common stock. As a result, we qualified as a “controlled company” within the meaning of Nasdaq’s corporate governance standards. As a “controlled company,” we could elect not to comply with certain corporate governance requirements of Nasdaq, including, among others:
•
the requirement that a majority of our board of directors consist of independent directors;

•
the requirement that we have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•
the requirement that we have a nominating and corporate governance committee that is comprised entirely of independent directors.

Upon the completion of our equity offering on December 5, 2022, we ceased to be a “controlled company” and are now required to comply with all of the Nasdaq’s corporate governance requirements, including, among others, having a majority independent board and a fully independent compensation committee and nominating committee within one year after ceasing to be a “controlled company.” We intend to fully comply with all of the Nasdaq’s corporate governance requirements by the end of this one year phase-in period.
Director Independence
Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq Rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq Rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of David Colpman, Maybelle Jordan and Brigid A. Makes, representing three of our six directors, and C. Randal Mills during the period he served in 2022 prior to his becoming our Chief Executive Officer and President, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.
Board Committees
Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Colpman	X	X	—
Maybelle Jordan	X	—	Chair
Brigid A. Makes	Chair	Chair	X
Kevin Rakin.	—	X	—
W. Matthew Zuga.	—	—	X
Audit Committee
Our audit committee is responsible for, among other things:
•
appointing, approving the compensation of, and assessing and overseeing the independence of, our registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports and other communications from such firm;

•
reviewing and discussing with management and our independent registered public accounting firm our audited financial statements and quarterly financial statements;

•
considering whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K;

•
coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•
discussing our risk assessment and management policies;

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

•
reviewing on a periodic basis our investment policies or guidelines;

•
reviewing and approving or ratifying any related person transactions and reviewing the related policies and procedures;

•
pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre-approval policies established by the committee or exempt from such requirement under SEC rules);

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•
preparing the audit committee report required by SEC rules.

Our audit committee currently consists David Colpman, Brigid A. Makes and Maybelle Jordan, with Ms. Makes serving as chair. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq Rules and regulations. Our Board of Directors has affirmatively determined that each of Mr. Colpman, Ms. Makes and Ms. Jordan qualifies as “independent” under Nasdaq’s additional standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable to audit committee members. In addition, our Board of Directors has determined that each of Mr. Colpman and Ms. Makes qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite financial sophistication as defined under the applicable Nasdaq Rules.

Compensation Committee
Our compensation committee is responsible for, among other things:
•
reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;

•
periodically reviewing and approving new compensation and employee benefit plans and reviewing and approving changes to existing compensation and employee benefit plans, in each case that are not subject to stockholder approval or approval of the Board;

•
overseeing and administering our cash and equity incentive plans;

•
periodically reviewing and making recommendations to our Board with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

•
preparing and approving the annual compensation committee report required by SEC rules, to the extent required.

Our compensation committee currently consists of David Colpman, Brigid A. Makes and Kevin Rakin, with Ms. Makes serving as chair. Our Board of Directors has determined that each of Mr. Colpman and Ms. Makes qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. Mr. Rakin has not been determined to qualify as “independent” under the Nasdaq Rules. In December 2022, we ceased to qualify as a “controlled company” under the Nasdaq rules and are permitted a one-year phase-in period within which all members of the compensation committee must qualify as “independent” under the applicable Nasdaq Rules.
Compensation Consultants
The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq Rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee. The compensation committee did not engage the services of a compensation consultant during 2022.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for, among other things:
•
identifying individuals qualified to become members of our Board;

•
recommending to our Board the persons to be nominated for election as directors at our annual meeting, recommending to our Board persons to be appointed to fill board vacancies and to serve on each committee of the Board;

•
reviewing any director’s resignation in accordance with the Corporate Governance Guidelines and recommending whether the Board should accept such resignation;

•
developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time;

•
periodically reviewing the Board’s leadership structure and recommending any changes to the Board; and

•
overseeing a periodic evaluation of our Board.

Our nominating and corporate governance committee currently consists of Maybelle Jordan, Brigid A. Makes and W. Matthew Zuga with Ms. Jordan serving as chair. Our Board has determined that each of Ms. Jordan and Ms. Makes qualifies as “independent” under applicable Nasdaq Rules applicable to nominating and corporate governance committee members. Mr. Zuga has not been determined to qualify as “independent” under the Nasdaq Rules. In December 2022, we ceased to qualify as a “controlled company” under the Nasdaq rules and are permitted a one-year phase-in within which all members of the nominating and corporate governance committee must qualify as “independent” under the applicable Nasdaq Rules.
Board and Board Committee Meetings and Attendance
During the fiscal year ended December 31, 2022, there were seven meetings of the Board of Directors, five meetings of the audit committee, one meeting of the compensation committee and one meeting of the nominating and corporate governance committee. During the fiscal year ended December 31, 2022, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All directors attended our annual meeting of stockholders held in 2022.
Director Nominations Process
The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.
Mr. Rakin, who was appointed to our Board prior to our IPO, was initially recommended to serve as a member of our Board by certain of our pre-IPO investors, and Mr. Colpman, who was appointed to our Board in October 2022, was initially recommended to serve as a member of our Board by one of our non-management directors and majority stockholder. Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The nominating and corporate governance committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. All recommendations for director nominations received by the Secretary that satisfy our by-law requirements relating to such director nominations will be presented to the nominating and corporate governance committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our by-laws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”
Board Diversity
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. We note that the Board satisfies the objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules).

Board Diversity Matrix (As of April 27, 2023)
Total Number of Directors	6
	Female	Male	Non-Binary	Did not Disclose Gender
Directors	2	4	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Role in Risk Oversight
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. Our Board oversees an enterprise-wide approach to risk management, which is designed to support execution of our short-term and long-term strategic objectives and achievement of the Company’s objectives to improve long-term operational and financial performance and enhance stockholder interests. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee, with each committee having primary risk oversight responsibilities aligned with its area of focus and expertise. Each of the committees regularly reports to the Board. In addition, our Board receives periodic detailed operating performance reviews from management and periodically meets with management to review the Company’s progress with respect to its strategic goals and the risks that could impact the long-term sustainability of our business. These discussions may occur as part of the Board’s strategic planning process, annual budget reviews and approvals and through reviews of compliance issues at the applicable committees of our Board, as appropriate.
We believe that the areas of risk that are fundamental to the success of our enterprise and rise to enterprise-level risks include the areas of product development, regulatory approval process and value (which includes pricing) and protecting our assets (financial, intellectual property, and information, including cybersecurity), all of which are overseen by the Board and the appropriate Board committee (as discussed further below). For example, during 2022, the Board of Directors and its committees continued to devote significant time and attention to exercising their risk oversight role over the Company’s timeline and milestone achievements relative to the its development of the CanGaroo RM Antibacterial Envelope and the legal proceedings related to the post-surgical infections reported in patients treated with our FiberCel Fiber Viable Bone Matrix, a bone repair product formerly distributed by Medtronic, and our voluntary recall issued in June 2021, pertaining to a single donor lot of FiberCel Fiber Viable Bone Matrix. In addition, the Board and our compensation committee and nominating and corporate governance committee devoted significant attention to management succession planning and executive transition process.
The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our cybersecurity risks and our enterprise risk management program. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chair, succession planning discussions. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. The allocation of risk oversight responsibility among the committees may change, from time to time, based on the evolving needs of the Company. In addition, our Board receives periodic detailed operating performance reviews from management.
Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the “Governance” section of the “Investors” page of our website located at www.aziyo.com, or by writing to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, controller, or persons performing similar functions. Our Code of Conduct is available under the “Governance” section of the “Investors” page of our website at www.aziyo.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, that prohibits our directors, officers and employees, as well as persons and entities over which they have control, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904. The Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2022, our “named executive officers” and their positions were as follows:
•
C. Randal Mills, Ph.D., President & Chief Executive Officer;

•
Ronald Lloyd, Prior President & Chief Executive Officer;

•
Thomas Englese, Prior Chief Commercial Officer; and

•
Matthew Ferguson, Chief Financial Officer.

Mr. Lloyd stepped down as the Company’s President and Chief Executive Officer, and Dr. Mills was appointed the Interim President and Chief Executive Officer of the Company on June 21, 2022. On August 9, 2022, Dr. Mills was appointed to the role of President and Chief Executive Officer of the Company.
Mr. Englese stepped down as our Chief Commercial Officer on March 24, 2023 and continues to provide transition services to the Company through October 8, 2023 under the Englese Separation Agreement (as described below under “Executive Compensation Arrangements — Thomas Englese Separation Agreements”).
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
C. Randal Mills, Ph.D. President and Chief Executive Officer	2022	351,481(4)	210,889(5)	—	1,492,714(6)	—	4,597(7)	2,059,681
Ronald Lloyd Prior President and Chief Executive Officer	2022	411,418	—	394,625	420,574	—	1,064,173(8)	2,290,790
	2021	538,049	—	236,665	827,018	—	7,925	1,609,657
Thomas Englese Prior Chief Commercial Officer	2022	396,003	—	122,378	93,953	—	13,546(9)	625,880
	2021	388,187	—	54,488	190,411	—	7,922	641,008
Matthew Ferguson Chief Financial Officer	2022	357,000	—	114,676	93,953	—	3,655(10)	569,284
	2021	350,162	—	74,830	261,498	—	6,483	692,973

(1)
Amounts reflect the grant-date fair value of the restricted stock units granted during 2022 and 2021, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 4 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or the 2022 Annual Report.

(2)
Amounts reflect the full grant-date fair value of stock options granted during 2022 and 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 4 of the consolidated financial statements included in the 2022 Annual Report.

(3)
The bonuses for fiscal year 2022 have not yet been finalized. The bonuses are discretionary and the Company is not in a financial position to pay the bonuses at this time. The Company will continue to assess its financial position and determine whether it will pay such bonuses, if any.

(4)
Amount reflects (a) $30,712 received by Dr. Mills with respect to his director compensation during his service in fiscal year 2022 as a non-employee director and (b) $320,769 received by Dr. Mills with respect to his annual base salary during his service in fiscal year 2022 as President and Chief Executive Officer.
(5)
Amount reflects 60% of Dr Mills’ salary representing the guaranteed bonus he is due during the first twelve months of his employment.

(6)
Amount includes Dr. Mills’ stock options granted with respect to his director compensation.

(7)
Amount reflects (a) a matching contribution of $3,462 under the Company’s 401(k) plan and (b) payment of $1,135 with respect to group term life insurance, short-term disability and long-term disability premiums.

(8)
Amount reflects (a) $987,401 paid for severance upon the termination of his employment with the Company, as described below in “Executive Compensation Arrangements — Ronald Lloyd Separation Agreement”), (b) $63,295 paid for earned but unpaid vacation pay in connection with his termination of employment with the Company, (c) payment of $5,540 with respect to taxable entertainment, (d) a matching contribution of $5,667 under the Company’s 401(k) plan and (e) payment of $ 2,270 with respect to group term life insurance, short-term disability and long-term disability premiums.

(9)
Amount reflects (a) payment of $5,798 with respect to taxable entertainment, (b) a matching contribution of $ 5,478 under the Company’s 401(k) plan and (c) payment of $ 2,270 with respect to group term life insurance, short-term disability and long-term disability premiums.

(10)
Amount reflects (a) a matching contribution of $ 1,385 under the Company’s 401(k) plan and (b) payment of $2,270 with respect to group term life insurance, short-term disability and long-term disability premiums.

Elements of the Company’s Executive Compensation Program
For the year ended December 31, 2022, the compensation for each named executive officer generally consisted of a base salary, annual bonus, stock option awards, standard employee benefits and a 401(k) plan. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.
2022 Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Each named executive officer’s initial base salary was provided in his employment agreement, as applicable.
2022 Bonuses
Pursuant to the terms of their employment agreements, for fiscal year 2022, Dr. Mills is entitled to receive an annual bonus with a target amount of sixty percent (60%) of his annual base salary, Mr. Lloyd is eligible to receive an annual bonus with a target amount of eighty percent (80%) of his annual base salary, and Messrs. Englese and Ferguson are each eligible to receive an annual bonus with a target amount of forty-five percent (45%) of their respective annual base salaries. The first 12 months of Dr. Mills’ annual bonus are guaranteed to equal his target annual bonus. The annual cash bonuses payable with respect to each fiscal year are determined by the compensation committee of our board of directors (the “Compensation Committee”) on a discretionary basis based on achievement of the performance goals approved for the annual cash bonus plan for such year.
For fiscal year 2022, the annual cash bonus plan performance goals consisted of the Company’s achievement of the following: (i) revenue of at least $48.2 million during fiscal year 2022 (the “Revenue Goal”), (ii) EBITDA of at least $(13.0) million during fiscal year 2022 (the “EBITDA Goal”), (iii) the creation of a development plan for cardiovascular products (the “CV Pipeline Goal”), and (iv) clearance received by the Food and Drug Administration of the Company’s CanGaroo RM Antibacterial Envelope product during fiscal year 2022 (the “CanGaroo Studies Goal”). The Compensation Committee has not finalized its determinations with respect to the bonuses for fiscal year 2022.
Equity Compensation
We maintain an equity incentive plan, the 2020 Incentive Award Plan, referred to below as the 2020 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers), and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of Class A common stock reserved under the 2020 Plan is (i) 1,636,000 shares of our Class A common stock, (ii) any shares which, as of the 2020 Plan’s effective date, are available for issuance under the 2015 Plan, or are subject to awards under the 2015 Plan which are forfeited or lapse unexercised and (iii) an annual increase on the first day of each year beginning in 2021 and ending in and including 2030, equal to the lesser of (A) 4% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors.
We also maintain an equity incentive plan, the Aziyo Biologics, Inc. 2015 Stock Option/Stock Issuance Plan (the “2015 Plan”). Following our IPO, we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.
The 2015 Plan, and together with the 2020 Plan, the Equity Plans, provide our employees (including the named executive officers), consultants, non-employee directors, and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of equity incentive awards including options to purchase shares of our Class A common stock and restricted stock units. We believe that such stock options and restricted stock units encourage a sense of proprietorship and stimulate interest in our development and financial success.
Pursuant to the 2020 Plan, on March 8, 2022, we granted stock options to Messrs. Lloyd, Englese and Ferguson, covering 138,770, 31,000 and 31,000 shares of our Class A common stock, respectively, pursuant to our standard form of award agreement, which options shall vest and become exercisable as to 25% of the shares upon the first anniversary of the grant date, and the remaining 75% in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.
In addition, on March 8, 2022, we granted restricted stock units to Messrs. Lloyd, Englese and Ferguson, equal to 37,788, 8,700 and 8,700 shares of our Class A common stock, respectively, pursuant to our standard form of award agreement, which restricted stock units shall vest in four substantially equal annual installments beginning on March 8, 2023, subject to continued employment through the vesting date.
Furthermore, on March 8, 2022, in lieu of providing Messrs. Lloyd, Englese and Ferguson with cash payments with respect to their discretionary annual bonuses, the Compensation Committee determined that it would provide each named executive officer with a grant of restricted stock units equal to the value of their respective bonus amounts on the date of grant. In connection with such determination, we granted restricted stock units to Messrs. Lloyd, Englese and Ferguson, equal to 39,894, 15,390 and 13,874 shares of our Class A common stock, respectively, pursuant to our standard form of award agreement, which, vested on September 9, 2022.
Pursuant to the 2020 Plan, on June 21, 2022, in connection with Dr. Mills’ appointment to Interim President and Chief Executive Officer, we granted stock options to Dr. Mills equal to 456,278 shares of our Class A common stock, pursuant to our standard form of award agreement (the “Mills Option Grant”). Three-fifths of the Mills Option Grant is subject to time-based vesting (the “Time Based Options”) and two-fifths of the Mills Option Grant is subject to performance-based vesting (the “Performance Based Options”). One-third of the Time Based Options vested on August 9, 2022 and two-thirds of the Time Based Options vest over a four-year vesting schedule with 25% vesting on the first anniversary of the June 21, 2022 and the remaining portion vesting in twelve equal quarterly installments, subject to continued service through each vesting date. The Performance Based Options vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $12.50, $17.00, $25.00 and $37.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date.
In addition, pursuant to the Mills Employment Agreement, we granted Dr. Mills restricted stock units covering 224,734 shares of our Class A common stock pursuant to our standard form of award agreement (the “Mills RSU Grant”). Pursuant to the terms of the Mills Employment Agreement, three-fifths of the Mills RSU Grant will be subject to time-based vesting (the “Time Based RSUs”) and two-fifths of the Mills RSU Grant will be subject to performance-based vesting (the “Performance Based RSUs”); one-third of the Time Based RSUs were fully vested on the grant date and two-thirds of the Time Based RSUs will vest over a four-year vesting schedule from Dr. Mills’ appointment date in equal annual installments, subject to continued service through each vesting date; and the Performance Based RSUs will vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $12.50, $17.00, $25.00 and $37.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date.
As of December 31, 2022, stock options and restricted stock units covering an aggregate of 656,689 shares of our Class A common stock were outstanding under the Equity Plans.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986 allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•
medical, dental and vision benefits;

•
medical and dependent care flexible spending accounts;

•
short-term and long-term disability insurance; and

•
life insurance.

Additionally, full-time employees who are California residents are eligible to participate in our commuter flexible spending account plan. We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Class A common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.

		Option Awards(15)					Stock Awards(15)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested ($)(14)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(14)
C. Randal Mills, Ph.D.	12/9/2020(1)	9,538	4,769	—	$17.00	12/9/2030	—	—	—	—
	6/7/2021(2)	14,082	—	—	$10.41	6/7/2031	—	—	—	—
	6/7/2022(3)	—	22,090	—	$6.28	6/7/2032	—	—	—	—
	6/21/2022(4)	91,256	—	—	$6.39	6/21/2032	—	—	—	—
	6/21/2022(5)	—	182,511	—	$6.39	6/21/2032	—	—	—	—
	6/21/2022(6)	—	—	182,511	$6.39	6/21/2032	—	—	—	—
Ronald Lloyd	7/27/2018(7)	141,849	—	—	5.58196	3/31/2023(13)	—	—	—	—
	6/4/2019(8)	2,579	—	—	10.326626	3/31/2023(13)	—	—	—	—
	10/8/2020(9)	45,446	—	—	17.00	3/312023(13)	—	—	—	—
	3/8/2021(5)	36,647	—	—	14.53	3/31/2023(13)	—	—	—	—
Thomas Englese	9/5/2019(5)	17,467	4,030	—	10.326626	9/4/2026	—	—	—	—
	10/8/2020(9)	16,744	16,744	—	17.00	10/8/2030	—	—	—	—
	10/8/2020(10)	—	—	—	—	—	13,890	59,033	—	—
	3/8/2021(5)	9,844	12,656	—	14.53	3/8/2031	—	—	—	—
	3/8/2021(11)	—	—	—	—	—	2,812	11,951	—	—
	3/8/2022(5)	—	31,000	—	5.08	3/8/2032	—	—	—	—
	3/8/2022(12)	—	—	—	—	—	8,700	36,975	—	—
Matthew Ferguson	10/8/2020(9)	40,900	40,900	—	17.00	10/8/2030	—	—	—	—
	3/8/2021(5)	13,519	17,381	—	14.53	3/8/2031	—	—	—	—
	3/8/2021(11)	—	—	—	—	—	3,862	16,414	—	—
	3/8/2022(5)	—	31,000	—	5.08	3/8/2032	—	—	—	—
	3/8/2022(12)	—	—	—	—	—	8,700	36,975	—	—

(1)
The stock options vest and become exercisable in three equal installments, beginning on October 8, 2021, subject to continued service through each vesting date.

(2)
The stock options vested fully and became exercisable on the first anniversary of the grant date.

(3)
The stock options vest fully and become exercisable at the first anniversary of the grant date.

(4)
100% of the stock options were fully vested and exercisable on August 9, 2022.

(5)
25% of the stock options vested upon the first anniversary of the grant date, and the remaining 75% vest in 12 equal quarterly installments thereafter, subject to continued service through each vesting date. With respect to Mr. Lloyd’s stock options, upon his termination of employment with the Company, the stock options were no longer eligible to vest.

(6)
The stock options vest and become exercisable in four equal installments upon the Company’s achievement of, respectively, a share price of $12.50, $17.00, $25.00, and $37.00 in each case determined based on twenty consecutive days trading at or above the applicable threshold, subject to continued service through each vesting date.

(7)
25% of the stock options vested on the first anniversary of the vesting commencement date of June 1, 2018, and the remaining 75% vest in 12 equal quarterly installments thereafter, subject to continued

service through each vesting date. Upon Mr. Lloyd’s termination of employment with the Company on September 30, 2022, the stock options were no longer eligible to vest.
(8)
100% of the stock options were fully vested and exercisable upon the grant date.

(9)
The stock options vest and become exercisable in four equal installments, beginning on October 8, 2021, subject to continued employment through each vesting date. With respect to Mr. Lloyd’s stock options, upon his termination of employment with the Company, the stock options were no longer eligible to vest.

(10)
For Mr. Englese, all restricted stock units that remain outstanding at the end of his transition period (or October 8, 2023) will accelerate and vest in full on that date. For more information, see “Executive Compensation Arrangements — Thomas Englese Separation Agreements.”

(11)
The restricted stock units will vest in four equal annual installments, beginning on March 8, 2022, subject to continued employment through each vesting date. Any restricted stock units that remain outstanding at the end of Mr. Englese’s transition period (or October 8, 2023) will accelerate and vest in full on that date. For more information, see “Executive Compensation Arrangements — Thomas Englese Separation Agreements.”

(12)
The restricted stock units will vest in full upon the Company’s achievement of a share price of $10.00 determined based on thirty consecutive days trading at or above the applicable threshold by March 8, 2024, subject to continued employment through the vesting date. Any restricted stock units that remain outstanding at the end of Mr. Englese’s transition period (or October 8, 2023) will accelerate and vest in full on that date. For more information, see “Executive Compensation Arrangements —  Thomas Englese Separation Agreements.”

(13)
In connection with Mr. Lloyd’s separation, the expiration date of his outstanding stock options was extended to March 31, 2023.

(14)
Values were calculated based on a $4.25 closing price of our ordinary shares, as reported on Nasdaq on December 30, 2022.

(15)
Pursuant to the terms of each named executive officer’s employment agreement, the named executive officers’ outstanding stock options and restricted stock units will vest and become exercisable, as applicable, upon the occurrence of a Change in Control (as defined in the 2020 Plan) if such named executive officer is terminated without Cause (as defined below in “Employment Agreements”) or resigns for Good Reason (as defined below in “Employment Agreements”) within the three months prior to or 12 months after the consummation of such Change in Control is consummated.

EXECUTIVE COMPENSATION ARRANGEMENTS
C. Randal Mills, Ph.D. Employment Agreement
On June 21, 2022, in connection with his original appointment as Interim President and Chief Executive Officer and subsequent appointment as President and Chief Executive Officer, Dr. Mills and the Company entered into an employment agreement (the “Mills Employment Agreement”), for an initial period ending June 21, 2024, which shall automatically be extended for successive one-year periods (the “Employment Period”).
In connection with his service as President and Chief Executive Officer, Dr. Mills will be entitled to receive an annual base salary of $600,000 and a target annual bonus equal to 60% of his annual base salary. The first 12 months of Dr. Mills’ annual bonus are guaranteed to equal his target annual bonus.
The Mills Employment Agreement provides that, upon Dr. Mills’ termination of employment by the Company without Cause or resignation for Good Reason (in each case as defined in the Mills Employment Agreement), subject to Dr. Mills’ execution and non-revocation of a release of claims, Dr. Mills will be eligible to receive, in addition to any earned and unpaid amounts, (i) the sum of (x) his annual base salary for a period of 12 months, and (y) 100% of his target annual bonus for the year in which termination occurs, payable over a 12-month period and (ii) a lump sum payment equal to twelve (12) times the Company’s monthly charge for participation in the Company’s health plans pursuant to COBRA following termination. If Dr. Mills is terminated in the period starting three months prior to a change in control and ending on the first anniversary of such change in control, Dr. Mills will instead be eligible to receive, in addition to any earned and unpaid amounts, (i) a lump-sum payment equal to the sum of (x) his annual base salary for a period of 18 months, and (y) 150% of his target annual bonus for the year in which termination occurs, and (z) eighteen (18) times the Company’s monthly charge for participation in the Company’s health plan pursuant to COBRA following termination and (ii) full acceleration of any outstanding unvested equity awards.
Ronald Lloyd Employment Agreement
In connection with the IPO, Mr. Lloyd entered into an amended and restated employment agreement (the “Lloyd Employment Agreement”).
The Lloyd Employment Agreement provides that, Mr. Lloyd will be entitled to an annual base salary of  $537,800 and that Mr. Lloyd shall be entitled to receive an annual target bonus of eighty percent (80%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Lloyd’s performance and the performance of the Company. Mr. Lloyd’s annual base salary was subsequently increased to $548,556.
The Lloyd Employment Agreement provides that, upon Mr. Lloyd’s termination of employment by the Company without Cause (as defined in the Lloyd Employment Agreement) and upon his resignation for Good Reason (as defined in the Lloyd Employment Agreement), subject to Mr. Lloyd’s execution and non-revocation of a release of claims, Mr. Lloyd will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs and (iii) payment of the Company’s share of the premiums for participation in the Company’s health plans pursuant to COBRA for the twelve-month period following termination. If Mr. Lloyd is terminated in the period starting three months prior to a change in control and ending on the first anniversary of such change in control, Mr. Lloyd will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of eighteen months, (ii) one hundred fifty percent (150%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the Company’s health plan pursuant to COBRA for the eighteen-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Lloyd Employment Agreement, Mr. Lloyd is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-solicitation of employees.

Ronald Lloyd Separation Agreement
In connection with his resignation as President and Chief Executive Officer, Mr. Lloyd and the Company have entered into a separation agreement (the “Lloyd Separation Agreement”), pursuant to which Mr. Lloyd ceased serving as President and Chief Executive Officer and as a member of the Board effective June 21, 2022 (the “Lloyd Transition Date”) and remain employed through September 30, 2022 (the “Lloyd Separation Date”). During the period beginning on the Lloyd Transition Date and ending on the Lloyd Separation Date (the “Lloyd Transition Period”), Mr. Lloyd remained a full-time, non-officer employee of the Company to assist with the transition of his duties to his successor. During the Lloyd Transition Period, Mr. Lloyd was eligible to receive compensation and benefits as set forth in the Lloyd Employment Agreement.
On the Lloyd Separation Date, subject to Mr. Lloyd’s execution and non-revocation of a release of claims, he was eligible to receive: (i) cash severance in an amount equal to his base salary for a period of 12 months and 100% of his annual target bonus, provided that, if a change in control had occurred in the three months following the Lloyd Separation Date, Mr. Lloyd would have been entitled to a cash severance payment in an amount equal to his base salary for a period of 18 months and 150% of his annual target bonus; (ii) an additional cash payment in an amount equal to the difference, if any, between (a) $279,656 and (b) the Fair Market Value (as defined in the 2020 Plan) as of September 8, 2022 of the 39,894 restricted stock units that had vested in accordance with their terms on such date, payable in a lump sum; (iii) subject to Mr. Lloyd’s achievement of certain performance goals, an additional cash bonus of up to $1,000,000; and (iv) the COBRA benefits set forth in Section 4(a)(ii) of the Lloyd Employment Agreement, during the 12-month period following the Separation Date.
Thomas Englese Employment Agreement
In connection with the IPO, Mr. Englese entered into an employment agreement (the “Englese Employment Agreement”).
The Englese Employment Agreement provides that, Mr. Englese will be entitled to an annual base salary of $380,600 and that Mr. Englese shall be entitled to receive an annual target bonus of forty-five percent (45%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Englese’s performance and the performance of the Company. Mr. Englese’s annual base salary was subsequently increased to $396,003.
The Englese Employment Agreement provides that, upon Mr. Englese’s termination of employment by the company without Cause (as defined in the Englese Employment Agreement) and upon his resignation for Good Reason (as defined in the Englese Employment Agreement), subject to Mr. Englese’s execution and non-revocation of a release of claims, Mr. Englese will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months and (ii) payment of the company’s share of the premiums for participation in the company’s health plans pursuant to COBRA for the twelve-month period following termination. If Mr. Englese is terminated in the twelve months following a change in control, Mr. Englese will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the Company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Englese Employment Agreement, Mr. Englese is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-solicitation of employees and customer provisions.
Thomas Englese Separation Agreement
On March 22, 2023, Mr. Englese and the Company entered into a separation agreement (the “Englese Separation Agreement”), pursuant to which Mr. Englese ceased serving as the Company’s Chief Commercial Officer and an employee of the Company effective March 24, 2023 (the “Englese Separation Date”). During the period beginning on the Separation Date and ending on October 8, 2023 (the “Englese Transition

Period”), Mr. Englese has agreed to assist completing strategic partnerships in process, advising on strategic decisions impacting the sales organization and mentoring the new head of sales.
Under the terms of the Englese Separation Agreement, subject to Mr. Englese’s non-revocation of a release of claims, continued compliance with the restrictive covenants set forth in the Englese Employment Agreement, and compliance with the terms of the Englese Separation Agreement, (i) Mr. Englese will receive the severance payments and benefits payable in connection with a termination without cause under the Englese Employment Agreement as currently in effect, (ii) Mr. Englese will remain eligible to receive an annual bonus for the 2022 fiscal year, (iii) all of the outstanding equity awards that Mr. Englese received under the 2020 Plan and 2015 Plan will remain outstanding and continue to vest on their original vesting dates during the Englese Transition Period and (iv) all of the restricted stock units awarded to Mr. Englese pursuant to the 2020 Equity Plan that remain outstanding and unvested as of the last day of the Englese Transition Period will accelerate and vest in full on the last day of the Englese Transition Period.
Matthew Ferguson Employment Agreement
In connection with the IPO, Mr. Ferguson entered into an employment agreement (the “Ferguson Employment Agreement”).
The Ferguson Employment Agreement provides that, Mr. Ferguson will be entitled to an annual base salary of $350,000 and that Mr. Ferguson shall be entitled to receive an annual target bonus of forty-five percent (45%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Ferguson’s performance and the performance of the Company. Mr. Ferguson’s annual base salary was subsequently increased to $357,000.
The Ferguson Employment Agreement provides that, upon Mr. Ferguson’s termination of employment by the company without Cause (as defined in the Ferguson Employment Agreement) and upon his resignation for Good Reason (as defined in the Ferguson Employment Agreement), subject to Mr. Ferguson’s execution and non-revocation of a release of claims, Mr. Ferguson will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months and (ii) payment of the company’s share of the premiums for participation in the company’s health plans pursuant to COBRA for the twelve-month period following termination. If Mr. Ferguson is terminated in the twelve months following a change in control, Mr. Ferguson will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.
Pursuant to the Ferguson Employment Agreement, Mr. Ferguson is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post-employment non-competition and non-solicitation of employees and customer provisions.
Definition of “Good Reason”
For purposes of the Mills Employment Agreement, Lloyd Employment Agreement, Englese Employment Agreement and Ferguson Employment Agreement, “Good Reason” shall mean the occurrence of any one or more of the following events without the named executive officer’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction): (i) a material reduction in the named executive officer’s job responsibilities and duties for the Company, (ii) a material reduction in the named executive officer’s annual base salary or (iii) a requirement imposed by the Company on the named executive officer that the named executive officer’s principal place of employment be anywhere other than within a 50 mile radius of the named executive officer’s principal location, except for travel required on Company business to an extent substantially consistent with the named executive officer’s business travel obligation prior to the change in control, that, in any such case, is not cured by the Company within fifteen days after the Company’s receipt of written notice from the named executive officer of such event. Notwithstanding the foregoing, the named executive officer will not be deemed to have resigned for Good Reason unless (1) the named executive officer provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by the named executive officer to constitute Good Reason within sixty (60) days after the date of the occurrence of any event that the named executive officer knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within thirty (30) days following its receipt of such notice, and (3) the effective date of the named executive officer’s termination for Good Reason occurs no later than sixty (60) days after the expiration of the Company’s cure period.
Equity Incentive Plans
Aziyo Biologics, Inc. 2015 Stock Option/Stock Issuance Plan
We currently maintain the 2015 Plan, as described above. Following our IPO, we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.
2020 Incentive Award Plan
We currently maintain the 2020 Plan, as described above, pursuant to which we may grant cash and equity-based incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete.
2020 Employee Stock Purchase Plan
We currently maintain the 2020 Employee Stock Purchase Plan, which provides increased flexibility to grant opportunities to purchase shares to our employees.
Director Compensation
Non-Employee Director Compensation Policy
In connection with our IPO, we implemented a non-employee director compensation policy pursuant to which each non-employee director will receive an annual director fee of $40,000 as well as an additional annual fee of $30,000 for service as our chairman, $20,000, $15,000, $10,000 for service as the chair of our audit, compensation and nominating and corporate governance committees, respectively and an additional annual fee of $10,000, $7,500, $5,000 for service (other than as chair) on our audit, compensation and nominating and corporate governance committees, respectively, each earned on a quarterly basis. Each director will also receive an annual equity award with a grant date value of $81,000, which will vest in full on the date of our annual shareholder meeting immediately following the date of grant, subject to the nonemployee director continuing in service through such meeting date. The award is further subject to accelerated vesting upon a change in control (as defined in the 2020 Plan). In addition to the annual awards, the policy provides that, upon a non-employee director’s initial appointment, such director is entitled to receive an option award with a grant date fair value of $126,000 (an “Initial Award”).
In addition, on June 21, 2022, the Board created the position of Executive Chairman of the Board, a non-employee director position, and appointed Kevin Rakin to serve in this position. In recognition of Mr. Rakin’s additional time, contribution and responsibilities serving as Executive Chairman of the Board, the Board provided Mr. Rakin with additional director compensation for his service during the twelve-month period commencing on June 21, 2022 and ending June 20, 2023. As such, Mr. Rakin is eligible to receive a total of $200,000 in cash compensation for such period, which shall be earned on a quarterly basis. Furthermore, in addition to the annual equity award with a value of $81,000 noted above, Mr. Rakin received an additional stock option grant with a grant date fair value equal to $40,500.

The option awards granted and fees earned during 2022 to our non-employee directors are set forth in the table below.
Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Kevin Rakin	142,100	121,500	263,600
David Colpman	15,313	126,000	141,313
Maybelle Jordan	62,188	81,000	143,188
Brigid A. Makes	74,063	81,000	155,063
W. Matthew Zuga	45,000	81,000	126,000

(1)
Amounts paid to Dr. Mills with respect to his service as a director in 2022 prior to his appointment as our President and Chief Executive Officer are reflected above in the “Summary Compensation Table”.

(2)
Amounts reflect the full grant-date fair value of stock options granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our non-employee directors in Note 4 to the consolidated financial statements included in our 10-K.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2022 by each non-employee director who was serving on the Board as of December 31, 2022.
Name	Options Outstanding at Fiscal Year End
Kevin Rakin	53,705
David Colpman	28,513
Maybelle Jordan	50,479
Brigid A. Makes	50,479
W. Matthew Zuga	36,172

STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our common stock as of April 13, 2023 by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our Class A common stock;

•
each of our directors;

•
each of our named executive officers for 2022; and

•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 11,876,792 shares of our Class A common stock and 4,313,406 shares of Class B common stock outstanding as of April 13, 2023. Shares of our common stock that a person has the right to acquire within 60 days of April 13, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Name of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned(1)	Percentage of Class A Common Stock Beneficially Owned	Percentage of Class A and Class B Common Stock Beneficially Owned
Holders of More than 5%:
HighCape Partners and affiliates(2)	5,597,604	47.1%	34.6%
Birchview Fund LLC and affiliates.(3)	1,655,184	13.9%	10.2%
Named executive officers and directors:
Ronald Lloyd(4)	31,775	*	*
Thomas Englese(5)	77,158	*	*
Matthew Ferguson(6)	117,534	*	*
David Colpman(7)	3,098	*	*
Kevin Rakin(2)(8)	4,966,156	41.7%	30.7%
Maybelle Jordan(9)	45,710	*	*
Brigid A. Makes(10)	47,710	*	*
C. Randal Mills, Ph.D.(11)	184,974	1.5%	1.1%
W. Matthew Zuga(2)(12)	5,633,776	47.3%	34.8%
All executive officers and directors as a group (8 persons)(13)	6,159,781	50.1%	37.1%

*
Represents less than 1%.

(1)
Deerfield Private Design Fund III, L.P. (together with its affiliates, “Deerfield”) is not included in this table as a holder of more than 5% of our voting securities, because as a holder of our Class B common stock, Deerfield only has the right to convert each share of our Class B common stock it holds into one share of Class A common stock at its election to the extent that, as a result of such conversion, it would not beneficially own in excess of 4.9% of any class of our securities registered under the Exchange Act. As of April 13, 2023, Deerfield owns less than 5% of our outstanding shares of Class A common stock, and owns all of our standing shares of Class B common stock. Shares of our Class B common stock do not have voting rights.

(2)
Based solely on information reported on a Schedule 13D/A filed on December 7, 2022, one or more of the following HighCape entities (collectively, “HighCape Entities”): HighCape Capital, L.P., HighCape Partners, L.P., HighCape Partners QP, L.P., HighCape Partners GP, LLC, HighCape Partners GP, L.P., HighCape Co-Investment Vehicle I, LLC, HighCape Co-Investment Vehicle II, LLC, HighCape Capital, LLC, HighCape Partners II, L.P., HighCape Partners QP II, L.P., HighCape Partners GP II, L.P., and HighCape Partners GP II, LLC have shared voting and dispositive power over 5,597,604 shares of Class A common stock. Additionally, each of W. Matthew Zuga and Kevin Rakin has shared voting and dispositive power over such shares of Class A common stock (other than with respect to shares held of record by HighCape Co-Investment Vehicle I, LLC and HighCape Co-Investment Vehicle II, LLC over which Mr. Rakin has no voting or dispositive power). Mr. Rakin and Mr. Zuga, both members of our Board of Directors, are the managing members of HighCape Partners GP, LLC, which in turn is the general partner of HighCape Partners GP, L.P., which in turn is the general partner of each of HighCape Partners, L.P. and HighCape Partners QP, L.P. Mr. Rakin and Mr. Zuga are also the managing members of HighCape Capital, LLC, which in turn is the general partner of HighCape Capital, L.P. Each of Mr. Rakin, Mr. Zuga, HighCape Partners GP, LLC and HighCape Partners GP, L.P. may be deemed to beneficially own the securities held of record by HighCape Partners, L.P. and HighCape Partners QP, and each of Mr. Rakin, Mr. Zuga and HighCape Capital, LLC may be deemed to beneficially own the securities held of record by HighCape Capital, L.P. In addition, Mr. Zuga is the managing member of each of HighCape Co-Investment Vehicle I, LLC and HighCape Co-Investment Vehicle II, LLC and may be deemed to beneficially own the securities held by such entities. The address of each of the HighCape Entities described in this footnote, Mr. Zuga and Mr. Rakin is 36 Church Lane, Westport, CT 06880.

(3)
Based solely on information reported on a Schedule 13G filed on April 6, 2023, (i) each of Birchview Capital, LP and Matthew Strobeck has shared voting and dispositive power over 1,655,184 shares of Class A common stock, and (ii) Birchview Fund LLC has shared voting and dispositive power over 1,303,105 shares of Class A common stock. Birchview Capital, LP is the investment manager of Birchview Fund LLC (the “Fund”). As a result, Birchview Capital, LP possesses the power to vote and dispose or direct the disposition of all shares of Class A common stock owned by the Fund. Mr. Strobeck, who is the Managing Member of Birchview Capital GP, LLC, the general partner of Birchview Capital, LP, has ownership of 283,018 shares held in separately managed accounts managed by Birchview Capital, LP, of which he personally owns 165,094 shares and holds the remaining 117,924 shares in custodial accounts in his name. The address of the foregoing reporting persons is 688 Pine Street, Suite D, Burlington, Vermont 05401.

(4)
Based on information known to us, consists of 31,775 shares of Class A common stock owned by Mr. Lloyd. Mr. Lloyd, formerly our President and Chief Executive Officer and member of our Board, left the Company on September 30, 2022.

(5)
Based on information known to us, consists of (i) 17,917 shares of Class A common stock and (ii) 59,241 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023. The number reported for Mr. Englese does not include 8,700 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 13, 2023, to the extent that the performance objectives are achieved. Mr. Englese, formerly our Chief Commercial Officer, ceased serving in this position on March 24, 2023.

(6)
Consists of (i) 49,565 shares of Class A common stock, (ii) 67,969 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023. The number reported for Mr. Ferguson does not include 8,700 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 13, 2023, to the extent that the performance objectives are achieved.

(7)
Consists of 3,098 shares of Class A common stock.

(8)
Consists of (i) 4,839,177 shares of Class A common stock held of record by one or more of the HighCape Entities (other than shares held by HighCape Co-Investment Vehicle I, LLC and HighCape Co-Investment Vehicle II, LLC over which Mr. Rakin has no voting or dispositive power), (ii) 90,807 shares of Class A common stock held of record by the Kevin L. Rakin Irrevocable Trusts whose beneficiaries include his wife and descendants, and (iii) 36,172 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023.

(9)
Consists of 45,710 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023.

(10)
Consists of (i) 2,000 shares of Class A common stock and (ii) 45,710 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023.

(11)
Consists of (i) 3,061 shares of Class A common stock, (ii) 136,966 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023 and (iii) 44,497 shares underlying vested restricted stock units that were granted within 60 days of April 13, 2023. The amount reported in the table does not include 89,894 shares underlying performance-based RSUs to be granted that are subject to vesting within 60 days of April 13, 2023, to the extent that the performance objectives are achieved.

(12)
Consists of (i) 5,597,604 shares of Class A common stock held of record by the HighCape Entities and (ii) 36,172 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023.

(13)
Consists of (i) 5,655,328 shares of Class A common stock, (ii) 368,699 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 13, 2023 and (iii) 44,947 shares underlying vested restricted stock units that were granted to Dr. Mills within 60 days of April 13, 2023. The amount reported in the table does not include 98,594 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 13, 2023, to the extent that the performance objectives are achieved.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, our principal accounting officer, our directors and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2022 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2022 other than one Form 4 reporting one late transaction by certain HighCape Entities.

CERTAIN TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures on Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a) or, if applicable Item 404(d) of Regulation S-K. Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.
Transactions with KeraLink and its Affiliates
Settlement Agreement
In August 2015, we entered into a contribution agreement with TBI (now KeraLink) (the “Contribution Agreement”), pursuant to which all of the assets and substantially all of the liabilities of its musculoskeletal division were subsequently contributed to us in exchange for 19,499,999 shares of our Series A convertible preferred stock (which were sold to HighCape Partners QP and its affiliates and Deerfield) and 465,786 shares of our Class A common stock (after giving effect to our 1-for-13.9549 reverse stock split). The Contribution Agreement provided for a guaranteed amount of working capital on our balance sheet following such transactions.
In April 2018, in order to resolve certain disputes we had with KeraLink related to the transactions described above, we entered into a settlement agreement and general release (the “Settlement Agreement”) with KeraLink providing for, among other things, the settlement and release of certain potential claims between KeraLink and us in connection with such disputes. The Settlement Agreement provided for an initial cash payment to us of $0.09 million and the forgiveness of a $0.31 million intercompany balance owed by us to KeraLink as of the date of the Settlement Agreement. In addition, KeraLink agreed, upon the occurrence of certain liquidity events, to make certain payments to us in an aggregate amount of up to $0.55 million. Such liquidity events include (1) any sale, transfer or other disposition by KeraLink of shares of our common stock (upon which KeraLink agreed to pay us an amount of cash equal to the difference between the cash received by KeraLink from such sale, transfer or other disposition less its disposition costs); (2) the date that is 180 days after all shares of our common stock held by KeraLink are registered pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), listed on a U.S. national securities exchange and not subject to any contractual transfer restrictions other than customary arrangements for a registered secondary sale of stock, provided that KeraLink has not yet made the Unregistered Maturity Payment (as defined below) (upon which KeraLink agreed to pay us an amount of cash equal to the lesser of (x) the difference between $0.55 million and all applicable payments previously made as of such date and (y) the fair market value of the shares of common stock owned by KeraLink as of such date, which amount is referred to as the Registered Maturity Payment); and (3) the date that is one year after the date on which we first advise KeraLink in writing that it is not an “affiliate” of ours under Rule 144 under the Securities Act, provided our common stock is registered under the Exchange Act and listed on a national securities exchange, and provided further, that KeraLink has not yet made the Registered Maturity Payment. The term “Registered Maturity Payment” refers to a payment which KeraLink agreed to pay us an amount of cash equal to the lesser of (x) the difference between $0.55 million and all applicable payments previously made as of such date and (y) the fair market value of the shares of common stock owned by KeraLink as of such date.
In May 2021, KeraLink sold Aziyo common shares for proceeds in excess of $0.55 million, and as such, remitted $0.55 million to us in full satisfaction of the Settlement Agreement. The security interest for

KeraLink’s payment and performance under the Settlement Agreement, comprised of a lien formerly held by us on the 465,786 (after giving effect to our 1-for-13.9549 reverse stock split) shares of common stock owned by KeraLink on the date of the Settlement Agreement, was released in connection with the settlement payment noted above.
Investor Rights Agreement
We entered into a second amended and restated investors’ rights agreement (the “Investor Rights Agreement”), in September 2020, with each holder of our Series A convertible preferred stock and Series A-1 preferred stock and certain other investors, including each holder of more than 5% of our capital stock, which entities are also related to certain of our directors. The agreement provides for certain registration rights relating to the registrable shares held by such holders, as further described below.
Registration Rights
Entities affiliated with HighCape, which hold shares of our common stock (including shares of our Class A common stock issuable upon the conversion of our Series A convertible preferred stock and Class B Common Stock and shares of our Class B Common Stock issuable upon conversion of our Series A-1 convertible preferred stock), are entitled to certain rights with respect to the registration of their “registrable shares” for public resale under the Securities Act, pursuant to the Investor Rights Agreement, until such rights otherwise terminate pursuant to the terms of the Investor Rights Agreement. The registration of shares of common stock as a result of the following rights being exercised would enable holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective.
Form S-1 Registration Rights
If at any time beginning six months after the effective date of our IPO the holders of at least 75% of the registrable shares then outstanding (other than certain holders specifically excluded for purposes of this calculation) (the “Required Holders”), request in writing that we effect a registration of registrable shares, we will be required to give prompt written notice of such request to all other holders of registrable shares and to effect a registration on Form S-1 with respect to all registrable shares we are requested by such holders to register, subject to certain exceptions and limitations. We are obligated to effect at most two registrations in response to these demand registration rights. If the holders requesting registration intend to distribute their shares by means of an underwritten offering, we will be permitted to exclude certain registrable shares from registration on the good faith advice of the managing underwriter that marketing factors so require.
Piggyback Registration Rights
If at any time we propose to register any shares of our common stock under the Securities Act, subject to certain exceptions, the holders of registrable shares will be entitled to notice of the registration and to request that we include their registrable shares in such registration. If our proposed registration involves an underwritten offering, we will be permitted to exclude certain registrable shares from registration on the good faith advice of the managing underwriter that market factors so require.
Form S-3 Registration Rights
If, at any time after we become eligible under the Securities Act to register our shares on a registration statement on Form S-3, the Required Holders request that we effect a registration with respect to registrable shares having an aggregate price to the public in the offering of at least $2.5 million, we will be required to give prompt written notice of such request to all other holders of registrable shares and to use commercially reasonable efforts to effect, as expeditiously as possible, the registration on Form S-3 of all registrable shares we are requested by such holders to register.
Expenses and Indemnification
Ordinarily, other than underwriting discounts and commissions and any stock transfer taxes, we will be required to pay all registration expenses related to any registration effected pursuant to the exercise of these registration rights. Registration expenses are defined to include, among other things, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements of one counsel for the selling security holders and blue sky fees and expenses. The Investor Rights Agreement also includes customary indemnification and procedural terms.
Termination of Registration Rights
The registration rights terminate upon the earlier of (i) three years after the effective date of the registration statement of which our IPO prospectus was a part, (ii) the closing of a sale transaction, as defined in the Investor Rights Agreement or (iii) with respect to any holder of registrable shares, at such time after the date that is six months following the consummation of this offering as SEC Rule 144 or another similar exemption under the Securities Act is available for the public sale of all of such holder’s shares without limitation during a three-month period without registration, provided that we have taken all necessary action to enable such holder to have any legend restricting the transfer of such shares removed from the stock certificates representing all such shares.
Employment Agreements
We have entered into employment agreements with certain of our named executive officers. For more information regarding the agreements with our named executive officers, see “Executive and Director Compensation — Executive Compensation Arrangements” above.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
2021 Private Placement
On December 5, 2021, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Investors”), including certain holders of more than 5% of our capital stock, such as Birchview Fund LLC, Deerfield Partners, L.P., Deerfield Private Design Fund III, L.P., HighCape Partners QP, L.P., and the Kevin L. Rakin Irrevocable Trust.
Pursuant to the Purchase Agreement, we agreed to sell an aggregate of (i) 2,122,637 shares of our Class A common stock to certain of the Investors, and (ii) 1,179,244 shares of our Class B common stock to certain of the Investors, in each case, at a purchase price equal to $4.24 per share, for aggregate gross proceeds of approximately $14.0 million, before deducting offering expenses (the “Private Placement”). The closing of the Private Placement occurred on December 8, 2021 (the “Closing”).
On December 5, 2021, in connection with the Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, we agreed to prepare and file a registration statement with the SEC within 45 days following the Closing, for purposes of registering the resale of the shares of Class A common stock issued in the Private Placement and the shares of Class A common stock issuable upon conversion of the shares of Class B common stock issued in the Private Placement (the “Conversion Shares”), and any shares of Class A common stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Class B common stock or the Conversion Shares. We agreed to use commercially reasonable efforts to cause a registration statement to be declared effective by the SEC. Under the Registration Rights Agreement, we also agreed, among other things, to indemnify the Investors, their officers, directors, members, managers, partners, trustees, employees and agents and other representatives, successors and assigns, and each other person, if any, who controls such Investors within the meaning of the Securities Act under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to our obligations under the Registration Rights Agreement. In satisfaction of these obligations, we filed a registration statement on Form S-3 (Reg. No. 333-262295) with the SEC on January 21, 2022, which was declared effective by the SEC on February 3, 2023.
The following table summarizes the aggregate number of shares of our common stock acquired in the Private Placement by beneficial owners of more than 5% of our voting securities and entities with which members of our Board are affiliated, and The Kevin L. Rakin Irrevocable Trust.
Participants	Shares of Class A Common Stock Purchased	Shares of Class B Common Stock Purchased	Total Purchase Price
Holders of More Than 5% of Our Voting Securities
Birchview Fund LLC	1,084,905	—	$4,599,997
HighCape Partners and its affiliates	353,773	—	$1,829,143
The Kevin L. Rakin Irrevocable Trust	58,962		$249,999

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2024 (the “2024 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904, in writing not later than December 29, 2023.
Stockholders intending to present a proposal at our 2024 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting no earlier than the close of business on February 9, 2024 and no later than the close of business on March 10, 2024. The notice must contain the information required by our bylaws. In the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after June 8, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business of the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act.
In connection with our solicitation of proxies for our 2024 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2022 ANNUAL REPORT
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2022 Annual Report on Form 10-K at www.proxyvote.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Aziyo Biologics, Inc., 12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904.
Your vote is important.   Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Jeffrey Hamet

Jeffrey Hamet
Senior Vice President, Finance, Treasurer and Secretary
Silver Spring, Maryland
April 27, 2023

Annex A
AZIYO BIOLOGICS, INC.
AMENDED AND RESTATED
2020 INCENTIVE AWARD PLAN
ARTICLE 1.
PURPOSE
Aziyo Biologics, Inc. (the “Company”), originally adopted the Aziyo Biologics, Inc. 2020 Incentive Award Plan (as it may be amended or restated from time to time, the “Original Plan”), effective September 27, 2020. The Plan is amended from time to time, and is hereby amended and restated in its entirety effective April 27, 2023. The full name of the Plan, as amended and restated herein, shall be the “Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Award Plan” (the “Plan”). The purpose of the Plan is to promote the success and enhance the value of the Company by linking the individual interests of Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Directors, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1   “Administrator” shall mean the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
2.2   “Affiliate” shall mean (a) any Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.
2.3   “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.
2.4   “Applicable Law” shall mean any applicable law, including, without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.5   “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable).
2.6   “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.7   “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.
2.8   “Board” shall mean the Board of Directors of the Company.
2.9   “Change in Control” shall mean and includes each of the following:
(a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50 % of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.9(c)(i), 2.9(c)(ii) or 2.9(c)(iii); or (iv) in respect of an Award held by a particular Holder, any acquisition by the Holder or any group of persons including the Holder (or any entity controlled by the Holder or any group of persons including the Holder); or
(b)   The Incumbent Directors cease for any reason to constitute a majority of the Board;
(c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i)   which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)   after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
(iii)   after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or
(d)   The date which is 10 business days prior to the completion of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.10   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.11   “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board which may be comprised of one or more Directors and/or executive officers of the Company as appointed by the Board, to the extent permitted in accordance with Applicable Law.
2.12   “Common Stock” shall mean the Class A common stock of the Company.
2.13   “Company” shall have the meaning set forth in Article 1.
2.14   “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any parent of the Company or Affiliate who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
2.15   “Director” shall mean a member of the Board, as constituted from time to time.
2.16   “Director Limit” shall have the meaning set forth in Section 4.6.
2.17   “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.
2.18   “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.19   “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders.
2.20   “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.
2.21   “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any parent of the Company or Affiliate.
2.22   “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.
2.23   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.24   “Exchange Program” shall mean a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Holders would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.
2.25   “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:
(a)   If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market and the Nasdaq Global

Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)   If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)   If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in its discretion.
Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.
2.26   “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).
2.27   “Holder” shall mean a person who has been granted an Award.
2.28   “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.29   “Incumbent Directors” shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or 2.9(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
2.30   “Non-Employee Director” shall mean a Director of the Company who is not an Employee.
2.31   “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.
2.32   “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.33   “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.34   “Option Term” shall have the meaning set forth in Section 5.4.

2.35   “Organizational Documents” shall mean, collectively, the Company’s certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company.
2.36   “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.
2.37   “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.38   “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period.
2.39   “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined with reference to Applicable Accounting Standards or other methodology as determined appropriate by the Administrator.
2.40   “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.
2.41   “Plan” shall have the meaning set forth in Article 1.
2.42   “Prior Plan” shall mean the Aziyo Biologics, Inc. 2015 Stock Option/Stock Issuance Plan, as amended.
2.43   “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.45   “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.
2.46   “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.
2.47   “SAR Term” shall have the meaning set forth in Section 5.4.
2.48   “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
2.49   “Securities Act” shall mean the Securities Act of 1933, as amended.
2.50   “Shares” shall mean shares of Common Stock.
2.51   “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying (i) the difference obtained by subtracting (x) the exercise price per share of such Award from (y) the Fair Market Value on the date of exercise of such Award by (ii) the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.52   “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.53   “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.54   “Termination of Service” shall mean the date the Holder ceases to be an Eligible Individual. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1   Number of Shares.
(a)   Subject to Sections 3.1(b) and 12.2, Awards may be made under the Plan covering an aggregate number of Shares equal to the sum of: (i) 5,465,880 and (ii) any Shares which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; and (iii) an annual increase on the first day of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2033, equal to the lesser of (A) 4% of the Shares outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board; provided, however, no more than 5,465,880 Shares may be issued upon the exercise of Incentive Stock Options. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.
(b)   If (i) any Shares are forfeited or expire, are surrendered pursuant to an Exchange Program, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 7.5 at the same price paid by the Holder) or (ii) after the Effective Date, any Shares subject to an award under the Prior Plan are forfeited or expire, are converted to shares of another person in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event, are surrendered pursuant to the Exchange Program or such award under the Prior Plan is settled for cash (in whole or in part) (including Shares repurchased by the Company), the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, surrender, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right or other stock-settled Award (including Awards that may be settled in cash or stock) that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right or other stock-settled Award; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options. Any Shares repurchased by the Company under Section 7.5 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)   Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code, and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
ARTICLE 4.
GRANTING OF AWARDS
4.1   Participation.   The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.
4.2   Award Agreement.   Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The Administrator, in its sole discretion, may grant Awards to Eligible Individuals that are based on one or more Performance Criteria or achievement of one or more Performance Goals or any such other criteria or goals as the Administrator shall establish.
4.3   Limitations Applicable to Section 16 Persons.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the

Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
4.4   At-Will Service.   Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.
4.5   Foreign Holders.   Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1 or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
4.6   Non-Employee Director Awards.
(a)   Non-Employee Director Equity Compensation Policy.   The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time.
(b)   Director Limit.   Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards or other fees granted to a Non-Employee Director during any calendar year shall not exceed $750,000 (the “Director Limit”), increased to $1,000,000 in the fiscal year of his or her initial service as a Non-Employee Director (the applicable amount, the “Director Limit”). The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.
ARTICLE 5.
GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS
5.1   Granting of Options and Stock Appreciation Rights to Eligible Individuals.   The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan, including any limitations in the Plan that apply to Incentive Stock Options.
5.2   Qualification of Incentive Stock Options.   The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.
5.3   Option and Stock Appreciation Right Exercise Price.   The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.
5.4   Option and SAR Term.   The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.6, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 10.6 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.
5.5   Option and SAR Vesting.   The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right

(other than an Incentive Stock Option) (a) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (b) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.
ARTICLE 6.
EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS
6.1   Exercise and Payment.   An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, unless the Administrator otherwise determines, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.
6.2   Manner of Exercise.   All or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)   A written notice of exercise in a form the Administrator approves (which may be electronic) complying with the applicable rules established by the Administrator. The notice shall be signed or otherwise acknowledge electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;
(b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.
(c)   In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and
(d)   Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.
6.3   Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights.   Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by an Option or Stock Appreciation Rights Holder in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option or Stock Appreciation Rights Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or 10.1(c) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 6.3 shall not apply to an Option or Stock Appreciation Right if the Holder of

such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.3.
6.4   Notification Regarding Disposition.   The Holder shall give the Company prompt written or electronic notice of any disposition or other transfers (other than in connection with a Change in Control) of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.
ARTICLE 7.
AWARD OF RESTRICTED STOCK
7.1   Award of Restricted Stock.   The Administrator is authorized to grant Restricted Stock, or the right to purchase Restricted Stock, to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.
7.2   Vesting of Restricted Stock.   At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate or one or more Performance Goals, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. An Award of Restricted Stock shall only be eligible to vest while the Holder is an Employee, a Consultant or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock award may become vested subsequent to a Termination of Service in the event of the occurrence of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service, subject to Section 11.7.
7.3   Rights as Stockholders.   Subject to Section 7.5, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary dividends or distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.4.
7.4   Restrictions.   All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) and, unless the Administrator provides otherwise, any property (other than cash) transferred to Holders in connection with an extraordinary dividend or distribution shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement.
7.5   Repurchase or Forfeiture of Restricted Stock.   Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement.
7.6   Section 83(b) Election.   If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.
ARTICLE 8.
AWARD OF RESTRICTED STOCK UNITS
8.1   Grant of Restricted Stock Units.   The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. A Holder will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
8.2   Vesting of Restricted Stock Units.   At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Affiliate, one or more Performance Goals or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. An Award of Restricted Stock Units shall only be eligible to vest while the Holder is an Employee, a Consultant or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may become vested subsequent to a Termination of Service in the event of the occurrence of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service, subject to Section 11.7.
8.3   Maturity and Payment.   At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; and (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.
ARTICLE 9.
AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS
9.1   Other Stock or Cash Based Awards.   The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based

Award, including the term of the Award, any exercise or purchase price, Performance Criteria and Performance Goals, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.
9.2   Dividend Equivalents.   Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
ARTICLE 10.
ADDITIONAL TERMS OF AWARDS
10.1   Payment.   The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
10.2   Tax Withholding.   The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares that have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
10.3   Transferability of Awards.

(a)   Except as otherwise provided in Sections 10.3(b) and 10.3(c):
(i)   No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii)   No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and
(iii)   During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.
(b)   Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) the transfer of an Award to a Permitted Transferee shall be without consideration. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c)   Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.
10.4   Conditions to Issuance of Shares.
(a)   The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.
(b)   All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
(c)   The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)   Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e)   The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.
(f)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
10.5   Forfeiture and Claw-Back Provisions.   All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and Rule 10D-1 of the Exchange Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
10.6   Amendment of Awards.   Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).
10.7   Lock-Up Period.   The Company may, in connection with registering the offering of any Company securities under the Securities Act, prohibit Holders from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter. In order to enforce the foregoing, the Company shall have the right to place restrictive legends on the certificates of any securities of the Company held by the Holder and to impose stop transfer instructions with the Company’s transfer agent with respect to any securities of the Company held by the Holder until the end of such period.
10.8   Data Privacy.   As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.8 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.
ARTICLE 11.
ADMINISTRATION
11.1   Administrator.   The Committee shall administer the Plan (except as otherwise permitted herein). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2   Duties and Powers of Administrator.   It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.6 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
11.3   Action by the Administrator.   Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Neither the Administrator nor any member or delegate thereof shall have any liability to any person (including any Holder) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award.
11.4   Authority of Administrator.   Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:
(a)   Designate Eligible Individuals to receive Awards;
(b)   Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);
(c)   Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria and/or Performance Goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)   Institute and determine the terms and conditions of an Exchange Program;
(f)   Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(g)   Prescribe the form of each Award Agreement, which need not be identical for each Holder;
(h)   Decide all other matters that must be determined in connection with an Award;
(i)   Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;
(j)   Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(k)   Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
11.5   Decisions Binding.   The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all persons.
11.6   Delegation of Authority.   The Board or Committee may from time to time delegate to a committee of one or more Directors or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.
11.7   Acceleration.   Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to accelerate, wholly or partially, the vesting or lapse of restrictions (and, if applicable, the Company shall cease to have a right of repurchase) of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects under Section 12.2.
ARTICLE 12.
MISCELLANEOUS PROVISIONS
12.1   Amendment, Suspension or Termination of the Plan.
(a)   Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.6 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.
(b)   Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan without approval of the Company’s stockholders given within twelve (12) months before or after such action.
(c)   No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board and (ii) the date the Plan was approved by the Company’s stockholders. The annual increase to the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan (set forth in Section 3.1(a) hereof) shall terminate on the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board and (ii) the date the Plan was approved by the Company’s stockholders and, from and after such tenth (10th) anniversary, no additional share increases shall occur pursuant to Section 3.1(a) hereof.2

2
Note to Aziyo: Please confirm if you would like to extend the plan term for an additional ten years.

12.2   Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria and Performance Goals with respect thereto); (iv) the grant or exercise price per share for any outstanding Awards under the Plan and (v) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to any Non-Employee Director Compensation Policy adopted in accordance with Section 4.6.
(b)   In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:
(i)   To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);
(ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iii)   To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;
(iv)   To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;
(v)   To replace such Award with other rights or property selected by the Administrator; and/or
(vi)   To provide that the Award cannot vest, be exercised or become payable after such event.
(c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i)   The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or
(ii)   The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan).
(d)   Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 12.2, (A) such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award (which may include, without limitation, an Award settled in cash) substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.
(e)   In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 12.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.
(f)   For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.
(g)   The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(h)   Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.
(i)   The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(j)   If the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.
12.3   Approval of Plan by Stockholders.   The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. If the Plan is not approved by the Company’s stockholders within twelve months after the date of the Board’s adoption, no Awards shall be granted under the Plan and the Original Plan will continue in full force and effect in accordance with its terms.
12.4   No Stockholders Rights.   Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.
12.5   Paperless Administration.   In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.
12.6   Effect of Plan upon Other Compensation Plans.   The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
12.7   Compliance with Laws.   The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.
12.8   Titles and Headings, References to Sections of the Code or Exchange Act.   The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9   Governing Law.   The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.
12.10   Section 409A.   To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Affiliates is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service, or (ii) the date of the Holder’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.
12.11   Unfunded Status of Awards.   The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.
12.12   Indemnification.   To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator (and each delegate thereof pursuant to Section 11.6) shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan or any Award Agreement and against and from any and all amounts paid by him or her, with the Board’s approval, in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf and, once the Company gives notice of its intent to assume such defense, the Company shall have sole control over such defense with counsel of the Company’s choosing. The foregoing right of indemnification shall not be available to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of the person seeking indemnity giving rise to the indemnification claim resulted from such person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.13   Relationship to Other Benefits.   No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
12.14   Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
12.15   Whistleblower Acknowledgments.   Notwithstanding anything to the contrary herein, nothing in this Plan or any Award Agreement will (i) prohibit a Holder from communicating directly with, cooperating with, or providing information to, or receiving financial awards from, any federal, state or local government agency, including without limitation, (A) the U.S. Commodity Futures Trading Commission, the U.S. Department of Justice, the U.S. Equal Employment Opportunity Commission, or the U.S. National Labor Relations Board, or (B) the U.S. Securities and Exchange Commission in accordance with the provisions of and rules promulgated under Section 21F of the Exchange Act or Section 806 of the Sarbanes-Oxley Act of 2002, or (ii) require prior approval by or notification to the Company or any of the Affiliates of any reporting described in clause (i).
12.16   Defend Trade Secrets Act Acknowledgment; Other Protected Disclosures.    Notwithstanding anything to the contrary contained nothing in this Plan or any Award Agreement, pursuant to the Defend Trade Secrets Act of 2016, no Holder shall be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If a Holder files a lawsuit for retaliation by the Company for reporting a suspected violation of law, such Holder may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding, if such Holder (x) files any document containing the trade secret under seal, and (y) does not disclose the trade secret, except pursuant to court order. Further, nothing in this Plan or any Award Agreement will prevent a Holder from (I) exercising any rights a Participant may have under Section 7 of the U.S. National Labor Relations Act, such as the right to engage in concerted activity, including collective action or discussion concerning wages or working conditions, or (II) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination based on a protected characteristic or any other conduct that a Holder has reason to believe is unlawful.

SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on June 7, 2023. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on June 7, 2023. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years. AZIYO BIOLOGICS, INC.12510 PROSPERITY DRIVE, SUITE 370SILVER SPRING, MD 20904 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSV15796-P93516 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Nominees:01) David Colpman02) Kevin Rakin1. Election of Class III DirectorsAZIYO BIOLOGICS, INC.The Board of Directors recommends you vote FOR thefollowing: ! ! !ForAllWithholdAllFor AllExcept To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.3. Approval of Aziyo Biologics, Inc. Amended and Restated 2020 Incentive Award Plan.NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof.The Board of Directors recommends you vote FOR the following proposals: For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V15797-P93516AZIYO P93516AZIYO BIOLOGICS, INC.Annual Meeting of StockholdersJune 8, 2023 1:00 PM, Eastern TimeThis proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) C. Randal Mills, Ph.D. and Matthew Ferguson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of AZIYO BIOLOGICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, Eastern Time on June 8, 2023, at12510 Prosperity Drive, Suite 370, Silver Spring, Maryland 20904, and any adjournment, continuation or postponement thereof, with all powers which the undersigned would possess if present at the meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting.Continued and to be signed on reverse side